UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Shareholders

Global Allocation Fund	October 31, 2015

The views and opinions in this report were current as of October 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks produced moderate gains in the 12 months ended October 31, 2015. Markets were volatile, however, as investor sentiment swung between optimism about a resilient economic recovery and aggressive monetary stimulus overseas to concerns about slowing global growth. International developed markets stocks trailed U.S. shares with slim overall gains, while emerging markets equities declined sharply. In the investment-grade debt universe, long-term U.S. Treasury bonds performed well in an environment characterized by falling yields, tepid inflation, and strong demand. Investment-grade corporate bonds also gained, but high yield bonds fell. Non-U.S. dollar-denominated debt in international developed and emerging markets generally declined in dollar terms as the U.S. dollar strengthened versus most major currencies during the period.

Against this uneven and challenging backdrop, the Global Allocation Fund returned -3.39% and 0.83% for the six and 12 months ended October 31, 2015, respectively. (Although there was minimal difference over the most recent reporting periods, results for the Advisor Class shares may differ slightly, reflecting their different expense ratio, cash flows, and other factors.) The fund performed in line with the Morningstar Global Allocation Index for the six-month reporting period and outperformed the benchmark for the 12-month period.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

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Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the 12-month period ended October 31, 2015, the dollar rallied, gaining nearly 12% versus the euro, about 7% versus the Japanese yen, and more than 3% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 9.57% return in local currency terms, but after converting to dollars, the same basket of stocks returned 0.37% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 5.68% return in local currency terms, but after converting to dollars, it returned -4.26% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

STRATEGY OVERVIEW

The fund’s diversified portfolio seeks long-term total return through both capital appreciation and income from investments in U.S. and international stocks, bonds, cash, and alternative investments. The portfolio consists of approximately 60% stocks, 30% bonds and cash, and 10% alternative investments, with the flexibility to overweight or underweight segments of the portfolio relative to those broad allocations. International securities generally account for about 50% of the fund’s equity holdings and 40% of the total portfolio.

Supported by the global reach of T. Rowe Price’s proprietary investment management and research capabilities, security selection is anticipated to be the primary driver of added value in the portfolio over the long term. We also seek to add value through overweighting and underweighting of asset classes and sectors, reflecting the views of T. Rowe Price’s Asset Allocation Committee. The breadth of the underlying sectors, diversified across geography, asset classes, and investment strategies, provides the ability to position the portfolio where we see attractive opportunities in the context of current valuations as well as based on our outlook for the economic and market environments.

The fund’s global fixed income allocation emphasizes specific attributes designed to contribute to the overall portfolio in a range of economic environments. Non-U.S. bonds account for about one-third of the fixed income allocation, including local currency and dollar-denominated developed and emerging markets debt for exposure across a broad range of foreign bond markets and currencies. Our holdings of U.S. investment-grade bonds provide ballast in “risk off” environments when investors gravitate toward higher quality securities, including U.S. Treasuries. We also maintain a significant allocation to high yield corporate bonds and emerging markets debt to take advantage of their more attractive yields as well as opportunities to add value within these sectors through security selection driven by T. Rowe Price’s fundamental credit research. The fund’s fixed income holdings include allocations to shorter-duration Treasury inflation protected securities (TIPS) and floating rate bank loans that could be beneficial contributors to the portfolio’s risk and return profile in an environment of rising interest rates.

In addition, the portfolio includes asset classes and strategies that enhance its risk/reward profile by moderating risk and providing diversification through exposure to sources of less correlated returns. These asset classes and strategies include a diversified allocation to hedge funds, currency-hedged international equities, and an equity index option strategy.

An externally managed hedge fund-of-funds managed by Blackstone Hedge Fund Solutions accounts for approximately 9% of the portfolio. A hedge fund-of-funds designed to provide exposure to multiple hedge fund strategies and managers can benefit portfolio diversification by offering returns that historically have been less correlated with traditional (stock and bond) asset classes represented in the fund, which can help dampen portfolio volatility.

Hedging a portion of the fund’s developed market currency exposure back to the U.S. dollar helps moderate the foreign exchange volatility associated with a significant international allocation while maintaining robust exposure to non-U.S. investment opportunities. The equity index option strategy, which currently involves selling call options on the Standard & Poor’s 500 Index, provides an alternative way of being compensated for bearing the downside risk of equities. We expect this strategy to offer a return profile that is less correlated with equity market returns as it earns a premium in exchange for forgoing some of the equity market’s upside potential. The consistency of receiving the premium collected from selling index call options coupled with the lower equity exposure associated with writing the call option can provide a more stable pattern of returns, which can be particularly beneficial in an environment of modestly positive or negative equity market performance.

MARKET ENVIRONMENT

Global stocks generated mixed results for the 12-month reporting period in an uncertain market and economic environment. U.S. stocks posted moderate gains. Investor sentiment was generally positive throughout much of the period amid encouraging domestic economic data and optimism about aggressive monetary stimulus in Europe and Japan. The Federal Reserve (Fed) signaled that it is poised to begin normalizing U.S. monetary policy, with interest rate hikes now expected to start in December 2015 or early 2016. The U.S. dollar strengthened significantly versus most other currencies against a backdrop of relatively stronger U.S. economic growth and the divergence between expectations of less accommodative monetary policy from the Fed and aggressive stimulus measures in Europe, Japan, and elsewhere. Investor sentiment soured late in the period and markets retreated amid uncertainty about the timing and pace of Fed rate hikes and concerns about a sharper-than-expected economic slowdown in China and its potential to weigh on already muted global economic growth. According to various Russell indexes, U.S. large-cap stocks posted the biggest gains, followed by mid-caps and small-caps, respectively. Growth shares outpaced value stocks across all market capitalization ranges.

Stocks in developed European markets generated good gains in local currency terms, but currency weakness resulted in roughly flat performance in U.S. dollar terms for the fiscal year. Launched in March 2015, the European Central Bank’s (ECB) quantitative easing program helped European exporters by further weakening the euro and making their goods more competitive in the global marketplace. Optimism about an improved credit environment was also beneficial, as were low energy costs. Stocks gave back most of the gains later in the period amid renewed concerns about Greece’s debt and the fractious relationships between eurozone members, as well as worries about the potential for slowing global growth to weigh on Europe’s fragile recovery. China’s slowdown was particularly concerning to many investors because it is perceived as a key end market for many European multinationals.

Japanese equities were solidly positive for the fund’s fiscal year. The Bank of Japan continued its aggressive monetary stimulus in its efforts to keep interest rates low, battle deflationary pressures, and boost domestic consumption. A weak yen and low prices for oil and other commodities helped many Japanese businesses, particularly exporters, reduce costs and increase revenues and earnings. Started in 2014, the Japanese Government Pension Investment Fund’s ongoing reallocation of assets from bonds to stocks also supported equities. However, uncertainty about the impact of slowing growth in China, an important end market for many Japanese exports, weighed on stocks later in the period. In addition, recent data suggest that Japan’s economy slipped back into recession. This has raised concerns that the series of fiscal, monetary, and structural reforms known as “Abenomics” may not be working and that even more aggressive stimulus measures may be forthcoming.

Emerging markets stocks declined broadly for the period. Concerns about the health of the Chinese economy and low commodity prices combined with uncertainty about pending U.S. interest rate hikes and burgeoning geopolitical risk to drag investor sentiment lower. Chinese stocks endured something of a roller-coaster ride but finished the period roughly where they began. Brazil was one of the weakest markets as its economy fell into recession and the government struggled to contain a growing corruption scandal surrounding the state-owned energy company. In emerging Europe, Turkey lagged following indecisive elections and Greece weakened sharply after its third bailout and the imposition of capital controls. India declined moderately, while Russia fell by double digits amid low oil prices and sanctions imposed as a result of its actions in Ukraine. Almost all emerging markets currencies weakened against the dollar over the 12-month reporting period, eroding returns for dollar-based investors.

U.S. bond returns were generally positive for the period. In the investment-grade universe, long-term U.S. Treasury bonds performed best as interest rates declined. Strong foreign demand for U.S. government bonds due to their relatively attractive yields and an uptick in risk aversion were contributing factors. High yield bonds declined amid concerns about weakness among energy-related issuers, which compose a significant portion of the high yield market. Non-U.S. dollar bonds in developed international markets declined in dollar terms. The U.S. dollar’s strong appreciation versus most currencies outstripped the returns from the overall decline of yields in key government bond markets. Emerging markets debt denominated in local currencies declined sharply due in large part to the stronger U.S. dollar, while U.S. dollar-denominated emerging markets debt was modestly positive.

ASSET ALLOCATION STRATEGY

Following several years of very strong market performance, we see few particularly compelling investment opportunities as valuations are at or above fair value in many market segments, and this is reflected in the number of smaller bets in our portfolios. While our positioning is close to neutral across a number of market segments, we are still finding investment opportunities in select areas where valuations appeared overly discounted to economic, market, and geopolitical uncertainties. We have a neutral position in stocks relative to bonds. Despite recent volatility, equity valuations are above historical averages by several measures, with limited support from earnings growth. At the same time, underlying fundamentals remain solid, and improving economic growth should support equities. We expect modest returns from bonds as the current low-yield environment offers a weak foundation and rising interest rates are likely to weigh on most bond sectors once the Fed begins to normalize its interest rate policy. However, the impact of higher interest rates should be softened by the Fed’s expected gradual approach to rate increases against a backdrop of modest economic growth. Additionally, demand for U.S. bonds should be supported by their yield advantage relative to investment-grade opportunities in other developed markets. International central banks’ monetary policies remain broadly accommodative, helping to moderate downside risks to bonds.

We favor international equities versus U.S. stocks based on the former’s attractive relative valuations and their potential for stronger earnings growth. Overseas economies and companies stand to benefit from aggressive central bank stimulus and weaker currencies versus the U.S. dollar. Earnings and profit margins in Europe are still well below pre-financial crisis levels and have more room for improvement than the U.S., where earnings and margins are at peak levels. Among international equities, we favor emerging markets equities over developed markets stocks as emerging markets valuations are below long-term historical averages relative to developed markets valuations. Slowing emerging markets economic growth and looming U.S. rate hikes pose near-term risks, but valuations appear to be deeply discounting longer-term growth potential. Continued weakness in global energy and commodity prices is expected to weigh on commodity exporters but are likely to benefit consumer- and service-oriented economies. We are overweight global equities relative to real assets stocks. Prices for global energy and commodities have fallen considerably as improved extraction technologies and increased production have raised supplies while slower global economic growth has dampened demand. We are optimistic about real estate stocks in light of favorable fundamentals, including a supportive economic environment and limited new supply. We favor global real estate stocks over U.S. real estate stocks as many overseas economies are in earlier stages of economic recovery than the U.S., with highly accommodative monetary policies and lower interest rates in contrast to the U.S., where rates are expected to rise. U.S. real estate stocks could be negatively affected by the potential for higher interest rates in the coming months, though the near-term risk could be softened if the Fed adopts a “low and slow” approach for rate hikes, as expected.

In the U.S., we have a reasonably balanced view between growth and value stocks. A low-growth economy typically favors growth stocks, but the gradual broadening of the U.S. recovery tempers our view. Growth stocks offer more attractive valuations and better earnings potential than value shares, which tend to be more cyclical and reliant on strong economic growth and commodities demand. A rising rate environment could support value-oriented sectors, including financials, although a low global growth environment is likely to weigh on commodity-related sectors. We are overweight large-cap stocks versus small-caps. Small-cap valuations still look expensive, although the valuation premium has moderated following recent underperformance. Additionally, elevated market volatility typically poses greater headwinds for small-caps.

Outside the U.S., we favor international value stocks over growth due to more attractive valuations and greater room to increase earnings and margins, but we have tempered our view in light of slowing global economic growth. More cyclical, value-oriented sectors, such as European financials, tend to perform better in stronger growth environments. While monetary stimulus in Europe and Japan is supportive, a slowdown in global trade could weigh on export-oriented companies that have led the recovery to this point. We are modestly overweight international small-cap stocks versus large-caps based on their reasonable valuations and potential to benefit from improving domestic economies.

Within the portfolio’s broad fixed income allocation, high yield bonds feature better yields than investment-grade debt, as well as a lower duration profile and less sensitivity to rising interest rates. However, we are neutral between high yield and investment-grade bonds given the advanced stage of the credit cycle combined with a backdrop of slowing global growth, concerns about liquidity in the high yield market, and rising default potential in energy-related sectors. Within high yield, we favor floating rate bank loans due to their lower duration profile, senior status in the capital structure, and lower commodities exposure.

We removed our underweight to nondollar bonds versus U.S. investment-grade debt and presently have a neutral position. Relatively strong economic growth and expectations of higher interest rates in the U.S. support the dollar, but the slow pace of interest rate hikes could limit the U.S. dollar’s appreciation potential. Additionally, more monetary stimulus overseas is possible and could further weaken many international currencies. We maintained a neutral position between emerging markets debt versus U.S. investment-grade bonds. Emerging markets bond yields have become more attractive, and many emerging markets currencies are at multiyear lows. However, wide variations in fiscal and policy conditions between countries, muted global economic growth, and the start of U.S. interest rate normalization could weigh on valuations.

PORTFOLIO REVIEW

U.S. Stocks
U.S. companies across a range of industries contributed to performance. Amazon.com was one of our top performers for the 12-month reporting period. Amazon continues to benefit from its excellent position in two strong and durable businesses—Internet retail and Amazon Web Services (AWS), an online storage platform—that target huge markets with substantial growth potential. We are particularly optimistic about the prospects for long-term growth in its cloud computing and AWS businesses. Microsoft benefited performance as solid earnings results highlighted improvement in its already strong position in the global technology industry. The company is successfully transitioning to public cloud computing with its Office 365 application suite and Azure cloud platform. Commercial and military aircraft manufacturer Boeing was another strong contributor. The company beat earnings expectations and should benefit from steady sales of new and replacement aircraft amid a global secular trend toward increased air travel. Global payment processor Visa gained on strong revenue and earnings growth that was in line with consensus expectations. On the other hand, our utilities and energy stocks generally weighed on results as overcapacity, sluggish demand, and low prices continued to challenge global energy markets. Electric utility Exelon and independent power producer Calpine were particularly weak, as were onshore exploration and production companies Chesapeake Energy and Pioneer Natural Resources. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

International Stocks
Outside the U.S., financial companies were some of the fund’s strongest contributors. These included commercial and retail bank Royal Bank of Scotland (UK) and insurers AIA Group (Hong Kong) and Aviva (UK). Swiss pharmaceutical firm Roche Holding was one of our top performers. Roche’s business model focuses on the high-margin oncology business, where it is a dominant player, and the company has a drug pipeline that should be more than sufficient to offset gradual erosion of existing franchises. Shares of Tencent Holdings (China) gained on the company’s dominant position as the leading Internet social media platform in the huge Chinese market (800 million users and growing). Global industrial conglomerate CK Hutchison Holdings (Hong Kong) was among our better performers. CK Hutchison is a conglomerate with interests in ports, retail, telecommunications, energy, infrastructure, and aircraft leasing. The group has been undergoing a major restructuring to streamline its corporate structure and business operations, and the stock continues to trade at an attractive discount. As with our portfolio of U.S. stocks, energy shares weighed heavily on results for our international equity portfolio. Baidu, China’s dominant search engine platform, detracted from results after reporting higher-than-expected expenses related to its online-to-offline (O2O) business investments, which could generate relatively low returns for some time. Low prices for oil and other commodities punished a number of our holdings, including oil exploration and production company Eni (Italy), integrated petroleum producer Royal Dutch Shell (UK/Netherlands), and global metals and mining company Rio Tinto (UK).

Domestic Bonds
The portfolio’s fixed income holdings consist of a core allocation to U.S. investment-grade bonds, including both nominal coupon securities and TIPS. This core investment-grade allocation emphasizes high-quality, longer-duration bonds that can provide ballast in an environment of heightened risk aversion. The TIPS allocation offers inflation protection through broad maturity U.S. TIPS and short-duration TIPS, which have less sensitivity to changes in real interest rates. While TIPS have attractive valuations, we believe near-term upside for TIPS may be limited as the Fed looks to normalize its interest rate policy, the dollar remains strong, wage pressures appear muted, and commodity prices stay low. We supplement the core allocation with allocations to fixed income sectors that offer more attractive yields and lower price sensitivity to interest rate changes, including high yield bonds and floating rate bank loans. Exposure to the hard-hit energy sector weighed on high yield bonds, but this was partially offset by our decision to underweight energy and metals and mining names in our high yield portfolio. Amid a turbulent credit market environment, our allocation to floating rate bank loans, which reflect less exposure to energy-related issuers, was also beneficial. Our TIPS allocation weighed on results for the period in an environment of muted inflation and expectations of higher interest rates, but our U.S. investment-grade portfolio helped performance due to its longer-duration profile as investors sought safety.

International Bonds
The portfolio’s fixed income holdings also include international bonds, including developed and emerging markets sovereign and corporate bonds, denominated in both U.S. dollar and local currencies. These international bonds can provide an additional source of diversification relative to our allocations to domestic bonds and equities. Nondollar developed markets and emerging markets local currency bonds weighed on returns as the U.S. dollar appreciated versus most other currencies. Global growth concerns and easy monetary policies in Europe, Japan, and several key emerging markets combined to weaken most currencies versus the greenback.

Diversifying Strategies
The portfolio incorporates several diversifying components, such as the diversified hedge fund of funds allocation, currency-hedged international equities, and an equity index option strategy, to moderate volatility and diversify risk over a full market cycle. For example, the equity index option strategy is expected to have a lower-volatility profile than the broad stock market, while the hedge fund allocation is expected to have a volatility level comparable to bonds with potential value added from a broad range of underlying investment strategies and managers. The diversified hedge fund of funds allocation and currency-hedged international equities made positive contributions to performance during the reporting period.

INVESTMENT OUTLOOK

We expect global economic growth to be mixed, with gradual improvements in developed markets and weaker growth in major emerging markets like China, Brazil, and Russia. In the U.S., estimates of third-quarter growth show the economy grew at a 2.1% annualized pace weighed down by weak inventory building. Inventories may continue to weigh on growth in the current quarter, with resilient consumer spending supported by strong job growth and low inflation. While inflation remains below the Fed’s 2% target, factors that supported low inflation have moderated with the pace of U.S. dollar strength slowing, energy prices off their near-term lows, and rents rising due to a tightening housing market. In addition, evidence suggests that wages are beginning to inflect higher from trough levels as the labor market has improved. The U.S. Federal Reserve has left open the possibility for interest rate policy normalization to begin before year-end despite previously acknowledged global growth concerns, with the subsequent pace of rate hikes still expected to be gradual and data dependent. On the corporate front, healthy balance sheets and cash flows outside of energy-related segments grant companies a measure of flexibility in the use of capital to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share buybacks.

We continue to be encouraged by generally positive economic data out of Europe. Manufacturing activity is expanding, and while not strong, gross domestic product growth has improved steadily. The weak euro, cheap oil, reduced fiscal drag, and assurances by the ECB that it will take the steps necessary to stimulate growth going forward are also supportive. Remaining risks include lingering structural issues, elevated unemployment, high debt, and political uncertainty in several countries. After emerging from a tax-induced recession in the fourth quarter of 2014, Japan’s economy contracted again in the second and third quarters of 2015, weighed down by weak business spending and giving rise to concerns that Abenomics is failing and that even more aggressive monetary and fiscal stimulus may be forthcoming. Japanese consumer spending and wage growth remain muted.

Fiscal and monetary conditions continue to diverge among emerging markets economies. Slowing growth in China has hurt global trade, weighed on commodity prices, and punished commodity-producing economies like Brazil, while other developing countries that have made progress on reforms, such as India and Mexico, are showing signs of improvement. While there is significant divergence across developing countries in terms of economic growth, inflation, and fiscal health, many consumer-oriented economies should benefit from low commodity prices. Additionally, weaker local currencies should support export-focused companies in many emerging markets. The People’s Bank of China reduced its reserve requirements and lowered interest rates for the sixth time since last November in an effort to stimulate growth as evidence mounts that the economy is growing less than policymakers’ targets. Near-term risks include a worse-than-expected slowdown in China or a crisis in its financial system, a sharper-than-expected rise in U.S. interest rates as the Fed normalizes its monetary policy, and geopolitical turmoil.

The ongoing divergence in monetary policy globally could generate significant volatility as markets adjust to interest rates moving in varying directions, reinforcing the importance of the fund’s broad global diversification. Our allocations to several nontraditional strategies can dampen volatility and help provide a buffer against potentially turbulent markets. We believe that our access to T. Rowe Price’s global research platform enhances our ability to add value through strong security selection. The portfolio’s broad diversification across asset classes, regions, and countries, as well as our ability to make changes in the fund’s allocations to help enhance its risk/reward profile, should help it post attractive risk-adjusted returns in volatile, changing market environments.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles M. Shriver
Chairman of the fund’s Investment Advisory Committee

November 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Call option: Gives the holder the right, but not the obligation, to buy a security or index at a specified price on or before a specified date. Writing a call option means selling it to collect the price, or premium.

Duration: A measure of a bond’s sensitivity to changes in interest rates. For example, a bond with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country.

Morningstar Global Allocation Index: An index that represents the performance of a portfolio of 60% global equities and 40% global bonds, with the allocation within each broad asset class determined by Morningstar’s asset allocation methodology and represented by Morningstar core equity and fixed income indexes.

Nominal coupon bonds: Fixed income securities with coupon payments that do not vary in response to changes in an inflation rate.

Standard & Poor’s 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/15	10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE			
Beginning of period	$ 11.07	$ 10.46	$ 10.00
Investment activities			
Net investment income[(1)]	0.12[(2)]	0.13[(2)]	0.04[(2)]
Net realized and unrealized gain / loss	(0.04)	0.55	0.42
Total from investment activities	0.08	0.68	0.46
Distributions			
Net investment income	(0.11)	(0.06)	–
Net realized gain	(0.20)	(0.01)	–
Total distributions	(0.31)	(0.07)	–
NET ASSET VALUE			
End of period	**$ 10.84**	**$ 11.07**	**$ 10.46**

Ratios/Supplemental Data

Total return[(3)]	**0.83%[(2)]**	**6.55%[(2)]**	**4.60%[(2)]**
Ratio of total expenses to average net assets	0.98%[(2)(5)]	0.98%[(2)]	0.98%[(2)(4)]
Ratio of net investment income to average net assets	1.12%[(2)]	1.21%[(2)]	0.89%[(2)(4)]
Portfolio turnover rate	33.5%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 150,939	$ 78,867	$ 52,106

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 2/29/16 and expenses permanently waived 0.08%, 0.07%, and 0.07% of average net assets for the years ended 10/31/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Includes interest expense related to borrowings (See Note 7) equal to 0.01% of average net assets for the year ended 10/31/15.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/15	10/31/14	5/28/13 Through 10/31/13
NET ASSET VALUE			
Beginning of period	$ 11.05	$ 10.46	$ 10.00
Investment activities			
Net investment income(1)	0.11(2)	0.12(2)	0.03(2)
Net realized and unrealized gain / loss	(0.03)	0.54	0.43
Total from investment activities	0.08	0.66	0.46
Distributions			
Net investment income	(0.11)	(0.06)	–
Net realized gain	(0.20)	(0.01)	–
Total distributions	(0.31)	(0.07)	–
NET ASSET VALUE			
End of period	**$ 10.82**	**$ 11.05**	**$ 10.46**

Ratios/Supplemental Data

Total return(3)	**0.83%(2)**	**6.35%(2)**	**4.60%(2)**
Ratio of total expenses to average net assets	1.08%(2)(5)	1.08%(2)	1.08%(2)(4)
Ratio of net investment income to average net assets	1.00%(2)	1.10%(2)	0.78%(2)(4)
Portfolio turnover rate	33.5%	33.4%	22.4%
Net assets, end of period (in thousands)	$ 4,316	$ 2,203	$ 625

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/16 and expenses permanently waived 0.08%, 0.07%, and 0.07% of average net assets for the years ended 10/31/15, 10/31/14, and 10/31/13, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Includes interest expense related to borrowings (See Note 7) equal to 0.01% of average net assets for the year ended 10/31/15.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
ARGENTINA 0.1%		
Common Stocks 0.1%		
MercadoLibre (USD)	909	90
Tenaris, ADR (USD)	1,122	28
Total Argentina (Cost $136)		118
AUSTRALIA 1.2%		
Asset-Backed Securities 0.1%		
Smart Trust Australia, Series 2014-1US, Class A3A 0.95%, 2/14/18 (USD)	28,082	28
Smart Trust Australia, Series 2015-3US, Class A3A 1.66%, 8/14/19 (USD)	90,000	91
		119
Common Stocks 1.1%		
Amcor	7,608	74
Australia & New Zealand Banking	5,749	111
Beach Energy	23,513	11
BHP Billiton	7,129	117
Brambles	8,104	60
BT Investment Management	5,769	46
Challenger	11,259	66
Charter Hall Retail REIT	3,310	10
Cimic	4,807	95
Cochlear	614	39
CSL	1,858	123
Downer EDI	28,494	72
Greencross	5,910	26
Incitec Pivot	26,311	74
James Hardie Industries, GDR	4,698	61
Macquarie Group	1,516	92
Myob (1)	8,079	19
Oil Search	632	3
Origin Energy	14,033	55
Orocobre (1)	2,011	3

BELGIUM 0.2%

Common Stocks 0.2%

Anheuser-Busch InBev	445	53
Delhaize	1,674	155
Umicore	1,704	72
		280

Corporate Bonds 0.0%

Anheuser-Busch InBev, 2.875%, 2/15/16 (USD)	20,000	20
Delhaize Group, 6.50%, 6/15/17 (USD)	25,000	27
		47
Total Belgium (Cost $292)		327

BRAZIL 0.6%

Common Stocks 0.4%

BR Malls Participacoes	26,750	78
Brasil Brokers Participacoes	19,500	7
BRF	1,460	23
CCR	6,700	21
Energias do Brasil	28,300	83
Iguatemi Empresa de Shopping Centers	2,400	13
Lojas Renner	49,400	237
Multiplus	6,100	54
OdontoPrev	5,500	14
Raia Drogasil	4,321	45
Tim Participacoes, ADR (USD)	5,585	62
Totvs	1,100	10
Vale, ADR (USD)	2,080	7
		654

Corporate Bonds 0.0%

Petrobras International Finance, 5.75%, 1/20/20 (USD)	20,000	17

Vale Overseas, 6.25%, 1/23/17 (USD)	25,000	26
		43
Preferred Stocks 0.2%		
Banco Bradesco	6,520	36
Gerdau	2,700	4
Itau Unibanco	33,535	230
		270
Total Brazil (Cost $1,353)		967
CANADA 1.2%		
Common Stocks 0.9%		
Agnico Eagle Mines	500	14
Agrium (USD)	194	18
Aimia	6,300	58
Barrick Gold (USD)	3,700	28
Brookfield Canada Office Properties	480	10
Canadian Natural Resources	3,600	83
Canadian Natural Resources (USD)	420	10
Canadian Pacific Railway (USD)	821	115
Canadian Pacific Railway	552	78
Canadian Real Estate Investment Trust	180	6
Computer Modelling	1,440	14
Descartes Systems (1)	1,410	25
Franco-Nevada	1,220	62
Goldcorp, Class A (USD)	4,210	54
HudBay Minerals	1,930	10
Kelt Exploration (1)	660	2
National Bank of Canada	5,010	166
New Gold (1)	3,560	9
OceanaGold (1)	2,400	5
Osisko Gold Royalties	1,350	14
Platinum Group Metals (1)	9,600	2

Potash Corporation of Saskatchewan (USD)	184	4
Pure Technologies	1,025	4
Ritchie Bros. Auctioneers (USD)	557	14
Seven Generations Energy (1)	1,940	21
Silver Wheaton (USD)	2,862	39
Silver Wheaton	500	7
Sun Life Financial	3,400	115
Suncor Energy (USD)	2,550	76
Teck Resources	900	5
Toronto-Dominion Bank	2,780	114
Valeant Pharmaceuticals International (USD) (1)	1,528	143
Valeant Pharmaceuticals International (1)	739	69
West Fraser Timber	2,599	92
		1,486

Corporate Bonds 0.2%

Bank of Montreal, 1.30%, 7/14/17 (USD)	25,000	25
Bank of Nova Scotia, 1.30%, 7/21/17 (USD)	25,000	25
Bank of Nova Scotia, 1.375%, 7/15/16 (USD)	25,000	25
GoldCorp, 2.125%, 3/15/18 (USD)	25,000	25
Hudbay Minerals, 9.50%, 10/1/20 (USD)	3,000	3
Royal Bank of Canada, 2.20%, 7/27/18 (USD)	25,000	25
Thomson Reuters, 0.875%, 5/23/16 (USD)	25,000	25
Toronto-Dominion Bank, 1.75%, 7/23/18 (USD)	65,000	65
TransCanada Pipelines, 2.50%, 8/1/22 (USD)	20,000	19
VRX Escrow, 5.875%, 5/15/23 (USD) (2)	21,000	18
		255

Government Bonds 0.1%

Hydro Quebec, 1.375%, 6/19/17 (USD)	25,000	25
Province of British Columbia, 2.00%, 10/23/22 (USD)	15,000	15
Province of New Brunswick, 2.75%, 6/15/18 (USD)	15,000	15
Province of Nova Scotia, 5.125%, 1/26/17 (USD)	15,000	16
Province of Ontario, 1.20%, 2/14/18 (USD)	15,000	15

Province of Ontario, 3.00%, 7/16/18 (USD)	40,000	42
Province of Quebec, 2.875%, 10/16/24 (USD)	50,000	51
		179
Total Canada (Cost $2,216)		1,920
CHILE 0.1%		
Common Stocks 0.1%		
Antofagasta (GBP)	3,182	26
Banco Santander Chile, ADR (USD)	1,327	25
SACI Falabella	5,949	40
Total Chile (Cost $112)		91
CHINA 2.6%		
Common Stocks 2.5%		
58.com, ADR (USD) (1)	1,385	73
Ajisen China Holdings (HKD)	37,000	18
Alibaba Group Holding, ADR (USD) (1)	4,341	364
Anhui Conch Cement, H Shares (HKD)	9,000	27
Autohome, ADR (USD) (1)	1,150	41
BAIC Motor, H Shres (HKD)	23,000	20
Baidu, ADR (USD) (1)	2,714	509
Bank of China, H Shares (HKD)	101,000	48
Beijing Enterprises Holdings (HKD)	13,000	82
China Longyuan Power, H Shares (HKD)	41,000	37
China Mengniu Dairy (HKD)	51,000	99
China Oilfield Services, H Shares (HKD)	14,000	15
China Overseas Land & Investment (HKD)	32,000	103
China Pacific Insurance, H Shares (HKD)	6,800	27
China Vanke, H Share (HKD)	19,200	45
CNOOC (HKD)	56,000	63
Cspc Pharmaceutical (HKD)	68,000	63
Ctrip.com International, ADR (USD) (1)	1,744	162

Dongfeng Motor, H Shares (HKD)	20,000	29
Fosun International (HKD)	1,000	2
Fufeng (HKD)	104,000	55
Haier Electronics (HKD)	19,000	37
Hengan International Group (HKD)	5,000	54
Huaneng Renewables, H Shares (HKD)	84,000	26
Industrial & Commercial Bank of China, H Shares (HKD)	105,000	67
JD.com, ADR (USD) (1)	2,859	79
Jiangxi Copper, H Shares (HKD)	4,000	5
Luthai Textile, B Shares (HKD)	37,300	50
Minth Group (HKD)	16,000	33
Ping An Insurance, H Shares (HKD)	42,500	238
Qunar Cayman Islands, ADR (USD) (1)	179	9
Sina (USD) (1)	825	39
Sino Biopharmaceutical (HKD)	32,000	40
SOHO China (HKD)	39,500	20
SouFun Holdings, ADR (USD)	4,300	30
Sunny Optical Technology (HKD)	34,000	79
TAL Education, ADR (USD) (1)	1,145	44
Tencent Holdings (HKD)	42,600	797
Tong Ren Tang Technologies, H Shares (HKD)	22,000	34
TravelSky Technology, H Shares (HKD)	34,000	50
Vipshop Holdings, ADR (USD) (1)	7,654	157
Want Want China Holdings (HKD)	83,000	69
Weifu High-Technology, B Shares (HKD)	11,100	28
		3,867

Common Stocks - China A shares 0.1%

Daqin Railway (CNH)	55,900	80
Kweichow Moutai (CNH)	2,030	69
Shanghai Jahwa United (CNH) (1)	5,800	32
		181

Convertible Preferred Stock 0.0%		
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $9 (USD) (1)(3)(4)	344	9
		9
Total China (Cost $3,752)		4,057
COLOMBIA 0.0%		
Common Stocks 0.0%		
Grupo Aval Acciones y Valores, ADR (USD)	4,150	33
		33
Corporate Bonds 0.0%		
Ecopetrol, 4.25%, 9/18/18 (USD)	25,000	26
		26
Total Colombia (Cost $68)		59
DENMARK 0.4%		
Common Stocks 0.4%		
Ambu, B Shares	2,495	68
Danske Bank	7,741	212
GN Store Nord	8,055	147
Maersk	56	82
Novo Nordisk, B Shares	1,183	63
Tele Danmark	9,965	52
Total Denmark (Cost $679)		624
EGYPT 0.0%		
Common Stocks 0.0%		
Edita Food Industries, GDR (USD) (1)	1,105	21
Edita Food Industries, GDR (USD) (1)(2)	539	10

Integrated Diagnostics Holding (USD) (1)	3,984	22
Total Egypt (Cost $47)		53

FINLAND 0.0%

Common Stocks 0.0%

Huhtamaki	951	34
Outokumpu (1)	935	3
Rapala	1,581	8
Total Finland (Cost $43)		45

FRANCE 1.8%

Common Stocks 1.7%

Air Liquide	511	66
Airbus	3,972	276
Altran Technologies	3,026	38
Aperam (1)	181	6
ArcelorMittal	2,069	11
Atos	1,127	90
AXA	8,730	233
Biomerieux	216	25
BNP Paribas	4,086	248
Danone	1,678	117
Edenred	1,689	31
Engie	4,618	81
Eurofins Scientific	257	93
Eutelsat Communications	3,931	129
Gecina	1,269	162
Havas	2,922	25
Iliad	306	64
Kering	423	78
L'Oreal	617	112
Legrand	1,380	76

Mersen	1,789	34
Nexans (1)	734	29
Pernod Ricard	669	79
Rexel	5,582	76
Sanofi	2,066	208
Schneider Electric	1,995	121
Spie (1)	1,556	26
Total	632	31
Unibail-Rodamco	377	105
		2,670

Corporate Bonds 0.1%

BNP Paribas, 1.375%, 3/17/17 (USD)	15,000	15
BNP Paribas, 2.70%, 8/20/18 (USD)	25,000	26
		41
Total France (Cost $2,719)		2,711

GERMANY 1.5%

Common Stocks 1.5%

Aixtron (1)	5,214	33
Allianz	380	67
Aurubis	72	5
BASF	776	64
Bayer	2,530	338
BMW	636	65
Brenntag	2,206	133
Commerzbank (1)	2,749	30
CTS Eventim	1,294	51
Deutsche Bank	899	25
E.ON	3,612	38
Fresenius	3,821	280
Fresenius Medical Care	520	47
GEA Group	2,973	119

Leoni	1,930	79
Linde	307	53
Munich Re	670	134
Norma	1,498	77
Scout24 Holding (1)	1,649	55
Siemens	1,006	101
Stabilus (1)	1,299	50
Takkt	1,473	27
Tele Columbus (1)	2,069	19
Tele Columbus, Rights, 11/16/15 (1)	2,069	8
Telefonica Deutschland Holding	29,911	193
ThyssenKrupp	837	17
Wirecard (5)	2,614	135
		2,243
Corporate Bonds 0.0%		
KfW, 0.875%, 9/5/17 (USD)	35,000	35
		35
Preferred Stocks 0.0%		
Sartorius	230	52
		52
Total Germany (Cost $2,186)		2,330
HONG KONG 1.2%		
Common Stocks 1.2%		
AIA Group	121,000	706
ASM Pacific Technology	4,900	35
Cheung Kong Property Holdings	30,416	213
CK Hutchison Holdings	26,416	362
Convenience Retail Asia	28,000	13
Hongkong Land Holdings (USD)	12,300	92
Hysan Development	2,000	9

Jardine Matheson Holdings (USD)	1,900	103
Kerry Properties	11,500	34
Pacific Textiles	41,000	58
Samsonite International	45,300	134
Sun Hung Kai Properties	8,333	111
Techtronic Industries	5,500	20
Wharf Holdings	3,000	18
Wynn Macau	14,000	19
Total Hong Kong (Cost $1,921)		1,927

INDIA 0.8%

Common Stocks 0.8%

Axis Bank, GDR (USD)	3,750	135
Dr. Reddy's Laboratories, ADR (USD)	1,915	124
HDFC Bank, ADR (USD)	4,265	261
ICICI Bank, ADR (USD)	15,720	135
Infosys, ADR (USD)	17,033	309
Larsen & Toubro, GDR (USD)	2,998	64
Mahindra & Mahindra, GDR (USD)	976	18
State Bank of India, GDR (USD)	716	26
Tata Motors, ADR (USD) (1)	5,165	153
Total India (Cost $1,078)		1,225

INDONESIA 0.2%

Common Stocks 0.2%

Astra International	124,100	53
Bank Central Asia	157,700	148
Bank Mandiri	14,200	9
Matahari Department Store	33,900	41
Mayora Indah	18,033	36
Sarana Menara Nusantara (1)	203,700	59

Yoox Net-A-Porter (1)	818	28
Total Italy (Cost $694)		773

JAPAN 5.0%

Common Stocks 5.0%

Air Water	6,000	98
Aisin Seiki	3,700	146
Asahi Kasei	9,000	55
Ashikaga Holdings	12,100	54
Astellas Pharma	16,700	241
Bank of the Ryukyus	2,500	36
Benesse Holdings	3,500	94
Calbee	800	29
Canon	1,000	30
Central Japan Railway	500	91
Chugai Pharmaceutical	500	16
Chugoku Marine Paints	7,000	50
Credit Saison	10,900	223
CyberAgent	600	25
Daido Steel	1,000	4
Daiichi Sankyo	6,700	131
Daiichikosho	1,000	33
Dowa Holdings	1,000	9
FamilyMart	3,100	127
FANUC	300	53
Frontier Real Estate Investment	1	4
Fujitec	5,400	58
Fujitsu General	3,000	37
Hamamatsu Photonics	1,200	31
Hikari Tsushin	1,300	99
Hitachi Metals	700	8
Honda Motor	7,500	249
Inpex	9,700	92

Invincible Investment	81	48
Japan Securities Finance	9,000	48
Japan Tobacco	9,300	321
JFE Holdings	800	13
Jin	400	15
JSR	5,300	84
Kadokawa Dwango	1,900	24
Kakaku.com	3,600	67
Kirin Holdings	3,600	51
Koito Manufacturing	4,600	174
Kyocera	2,800	126
Mabuchi Motor	800	39
Message	300	7
METAWATER	2,400	52
Miraca Holdings	3,700	164
Mitsubishi	2,200	40
Mitsubishi Electric	20,000	207
Mitsubishi Estate	1,000	21
Mitsubishi Materials	3,000	10
Mitsubishi Motors	15,300	135
Mitsubishi UFJ Lease & Finance	6,800	36
Mitsui Fudosan	1,500	41
Musashi Seimitsu Industry	2,100	42
Nabtesco	2,600	52
Nakanishi	900	31
NHK Spring	2,400	24
Nifco	1,200	46
Nihon Parkerizing	5,600	50
Nikkiso	4,300	35
Nippon Accommodations Fund	5	17
Nippon Ceramic	1,900	28
Nippon Kayaku	2,000	21
Nippon Prologis REIT	4	7
Nippon Seiki	3,000	63

Nippon Soda	6,000	46
Nippon Steel & Sumitomo Metal	900	18
Nippon Telegraph & Telephone	15,200	558
Nippon Yusen KK	9,000	23
Nissan Chemical Industries	1,800	45
Nisshin Steel	100	1
Obara Group	1,100	46
Oiles	1,300	21
Olympus	2,900	97
Otsuka Holdings	2,100	69
Panasonic	5,800	68
Press Kogyo	12,600	54
Recruit Holdings	1,100	35
Sanwa Holdings	7,200	58
Seria	700	30
Shin-Etsu Chemical	100	6
Skylark	3,000	39
Softbank	5,000	278
Sony	5,500	156
Sony Financial	4,000	72
Start Today	1,500	50
Sumitomo	37,400	410
Sumitomo Mitsui Trust Holdings	26,000	100
Sumitomo Rubber Industries	3,200	48
Sumitomo Seika Chemicals	6,000	42
Suzuki Motor	2,300	75
Taiyo Holdings	800	27
Takeda Pharmaceutical	1,500	73
Temp Holdings	3,300	49
THK	3,200	60
Tokio Marine Holdings	8,700	333
Tokyo Electron	600	36
Tokyo Tatemono	2,000	25
Tosoh	3,000	15

Toyota Motor	2,000	122
UACJ	18,000	35
Unipres	400	9
USHIO	2,200	30
VT Holdings	7,400	45
Wacom	2,600	10
Yahoo! Japan	35,800	151
Yellow Hat	1,400	31
		7,758
Corporate Bonds 0.0%		
Nissan Motor Acceptance, 1.95%, 9/12/17 (USD) (2)	25,000	25
		25
Total Japan (Cost $7,497)		7,783
LUXEMBOURG 0.0%		
Common Stocks 0.0%		
ArcelorMittal (USD)	100	1
		1
Convertible Preferred Stock 0.0%		
ArcelorMittal (USD)	147	1
		1
Total Luxembourg (Cost $5)		2
MALAYSIA 0.1%		
Common Stocks 0.1%		
Astro Malaysia Holdings	116,500	77
Bursa Malaysia	12,400	25
Total Malaysia (Cost $132)		102

MEXICO 0.4%

Common Stocks 0.3%

America Movil, ADR (USD)	2,200	39
Concentradora Fibra Danhos	10,600	25
Credito Real	9,527	22
Fibra Uno Administracion	20,700	45
Fresnillo (GBP)	6,147	69
Grupo Financiero Santander Mexico, Class B, ADR (USD)	13,222	121
Grupo Lala	9,300	24
Grupo Mexico	7,600	19
Wal-Mart de Mexico	38,893	103
		467

Corporate Bonds 0.1%

America Movil, 5.625%, 11/15/17 (USD)	25,000	27
Pemex Project Funding Master Trust, 6.625%, 6/15/35 (USD)	20,000	20
Petroleos Mexicanos, 3.50%, 7/23/20 (USD) (2)	15,000	15
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	25,000	21
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	20,000	22
Southern Copper, 5.875%, 4/23/45 (USD)	15,000	13
		118
Total Mexico (Cost $615)		585

NETHERLANDS 0.7%

Common Stocks 0.6%

Aalberts Industries	1,416	46
Altice, Class A (1)(5)	3,105	54
Altice, Class B (1)	640	11
ASML Holding	1,643	152
Constellium (USD) (1)	897	3
Imcd	1,244	46
ING Groep, GDR	13,780	200

Corporate Bonds 0.0%		
Statoil, 1.20%, 1/17/18 (USD)	20,000	20
		20
Total Norway (Cost $478)		393
PANAMA 0.0%		
Government Bonds 0.0%		
Republic of Panama, 6.70%, 1/26/36 (USD)	25,000	31
Total Panama (Cost $28)		31
PERU 0.1%		
Common Stocks 0.1%		
Compania de Minas Buenaventura, ADR (USD)	2,860	18
Southern Copper (USD)	2,305	64
Total Peru (Cost $97)		82
PHILIPPINES 0.2%		
Common Stocks 0.2%		
BDO Unibank	24,980	54
GT Capital Holdings	1,550	43
SM Investments	3,981	74
Universal Robina	21,070	90
Total Philippines (Cost $247)		261
POLAND 0.1%		
Government Bonds 0.1%		
Republic of Poland, 4.00%, 1/22/24 (USD)	65,000	69
Total Poland (Cost $70)		69

Flipkart, Series H, Acquisition Date: 4/17/15 Cost $3 (USD) (1)(3)(4)	23	3
		11
Total Singapore (Cost $548)		541

SOUTH AFRICA 0.4%

Common Stocks 0.4%

AngloGold Ashanti (1)	2,281	19
Aspen Pharmacare Holdings	6,312	141
FirstRand	16,816	62
Mr Price	2,633	40
Naspers, N Shares	382	56
Sanlam	19,106	86
Shoprite Holdings	9,684	101
Woolworths Holdings	14,455	107
Total South Africa (Cost $717)		612

SOUTH KOREA 1.1%

Common Stocks 1.1%

AfreecaTV	1,617	36
Binggrae	306	18
CJ CheilJedang	104	32
Eo Technics	392	34
GS Retail	628	32
Hyundai Glovis	109	19
Hyundai Mobis	479	101
Hyundai Motor	711	97
Interpark	1,869	35
Korea Zinc	37	15
Korean Reinsurance	2,916	35
KT (1)	1,267	33
KT&G	1,389	139

LEENO Industrial	347	13
LG Chemical	26	7
LG Household & Health Care	294	243
LIG Nex1 (1)	470	39
LIG Nex1, Lock-Up Shares, Acquisition Date: 9/21/15 Cost $9 (1)(3)	139	11
NAVER	290	152
Osstem Implant (1)	605	35
POSCO	96	15
S&T Motiv	473	30
Samsung Electronics	230	276
Samsung Fire & Marine	259	72
Shinhan Financial Group	1,142	43
SK Hynix	4,681	125
		1,687
Corporate Bonds 0.0%		
Hyundai Capital America, 2.55%, 2/6/19 (USD) (2)	20,000	20
		20
Total South Korea (Cost $1,649)		1,707
SPAIN 0.7%		
Common Stocks 0.7%		
Acerinox	6,860	74
Amadeus IT Holding, A Shares	3,489	149
Axiare Patrimonio Socimi	5,917	85
Banco Bilbao Vizcaya Argentaria	15,704	135
Baron de Ley (1)	197	20
Enagas	2,905	88
Endesa	2,048	46
Gas Natural	2,985	65
Grifols	1,193	55
Grifols, ADR (USD)	2,450	85

Indra Sistemas (1)	3,294	35
Inmobiliaria Colonial (1)	13,075	10
Laboratorios Farmaceuticos Rovi	2,551	38
Telefonica	20,053	265
Vidrala	94	4
Total Spain (Cost $1,162)		1,154

SUPRANATIONAL 0.0%

Corporate Bonds 0.0%

European Investment Bank, 1.625%, 12/15/20 (USD)	65,000	64
Total Supranational (Cost $65)		64

SWEDEN 0.9%

Common Stocks 0.9%

Assa Abloy, B Shares	5,340	106
Atlas Copco	225	6
Autoliv, GDR	318	38
Avanza Holding Bank	1,286	50
Billerudkorsnas	350	6
Byggmax	3,204	26
Elekta, B Shares	4,558	35
Hexagon, B Shares	3,526	122
Hufvudstaden, A Shares	675	10
Indutrade	478	23
Lindab International	3,468	24
LM Ericsson	17,229	168
Lundin Petroleum (1)	309	5
Nibe Industrier, B Shares	1,011	32
Nordea Bank	8,459	93
Sandvik, A Shares	634	6
Svenska Cellulosa, B Shares (5)	4,243	125
Svenska Handelsbanken, A Shares	23,845	323

Swedbank	3,572	82
Thule	2,645	33
Volvo, B Shares	5,537	57
Vostok New Ventures, GDR (1)	2,840	18
Total Sweden (Cost $1,404)		1,388

SWITZERLAND 2.3%

Common Stocks 2.3%

ABB	3,077	58
Credit Suisse	12,183	303
Dksh Holding	809	49
Dufry (1)	444	52
GAM Holding	10,502	192
Julius Baer	1,784	88
LafargeHolcim	2,390	134
Luxoft Holding (USD) (1)	700	47
Nestle	6,123	467
Novartis	6,713	609
Partners Group Holding	218	79
PSP Swiss Property	1,126	98
Richemont, Class A	2,216	190
Richemont, GDR (ZAR)	3,771	32
Roche Holding	1,960	531
Sfs	500	32
SGS	22	42
Sonova	187	25
Sulzer	1,040	105
Syngenta	288	97
Syngenta, ADR (USD)	150	10
Tecan	365	50
Zurich Insurance Group	852	225
		3,515

Corporate Bonds 0.0%		
Transocean, FRN, 6.625%, 12/15/21 (USD)	20,000	16
		16
Total Switzerland (Cost $3,574)		3,531
TAIWAN 0.7%		
Common Stocks 0.7%		
Addcn Technology	2,600	25
Catcher Technology	12,000	117
China Life Insurance	41,070	33
Delta Electronics	12,000	61
PChome Online	2,795	31
Quanta Computer	24,000	41
Taiwan Semiconductor Manufacturing	172,000	727
Uni-President Enterprises	69,910	118
Total Taiwan (Cost $1,102)		1,153
THAILAND 0.2%		
Common Stocks 0.2%		
BEC World	36,200	32
CP ALL	63,100	89
CPN Retail Growth Leasehold Property Fund	16,500	8
Kasikornbank, NVDR	15,800	76
Major Cineplex	55,400	48
Siam Cement	1,700	22
Siam Cement, NVDR	550	7
Total Thailand (Cost $296)		282
TURKEY 0.1%		
Common Stocks 0.1%		
BIM Birlesik Magazalar	4,588	94

Turkiye Garanti Bankasi	38,930	101
Turkiye Halk Bankasi	2,213	8
Total Turkey (Cost $220)		203

UNITED ARAB EMIRATES 0.2%

Common Stocks 0.2%

Air Arabia	104,066	38
DP World (USD)	7,804	158
Emaar Malls Group PJSC (1)	20,194	17
First Gulf Bank	6,759	23
Total United Arab Emirates (Cost $231)		236

UNITED KINGDOM 6.3%

Common Stocks 6.1%

3I Group	5,784	45
Abcam	7,417	69
Amec Foster Wheeler	503	6
Anglo American	561	5
ARM Holdings	5,508	87
Auto Trader (1)	6,843	41
Aviva	58,869	440
Barclays	16,290	58
Barclays, ADR (USD)	15,521	221
BG Group	7,402	117
BHP Billiton	7,512	120
Booker	7,199	21
Burberry	2,626	54
Capita	10,005	196
Centamin	14,926	15
Close Brothers Group	748	17
Compass Group	11,944	206
Derwent London	272	16

DFS Furniture (1)	9,948	50
Direct Line Insurance	49,971	303
easyJet	2,275	61
Ebiquity	10,734	23
Exova	15,652	36
Experian	13,507	230
Flybe (1)	24,489	32
GKN	37,237	165
GlaxoSmithKline, ADR (USD)	5,488	236
Glencore	5,444	9
Great Portland Estates	691	10
Hammerson	1,157	11
Hays	20,550	45
Huntsworth	17,162	10
Imperial Tobacco	2,293	124
Informa	2,932	26
Intermediate Capital	4,397	38
Investec	21,501	179
IP (1)	10,203	37
IQE (1)	127,094	49
John Wood	546	5
Johnson Matthey	132	5
Jupiter Fund Management	10,462	73
Just Eat (1)	3,611	24
KAZ Minerals (1)	1,326	2
Kingfisher	14,589	79
Liberty Global, Class A (USD) (1)	3,243	144
Liberty Global, Series C (USD) (1)	3,025	129
Liberty Global Plc LiLAC, Class C (USD) (1)	1,037	40
LivaNova (USD) (1)	300	20
LivaNova, London Shares (USD) (1)	406	27
Lloyds Banking Group	316,898	360
London Stock Exchange	925	36
Majestic Wine	4,044	21

Marks & Spencer Group	25,362	200
National Grid	10,058	143
Ophir Energy (1)	2,314	3
Optimal Payments (1)	8,934	42
Oxford Instruments	4,243	34
Paypoint	3,996	61
Persimmon	4,696	144
Petra Diamonds	12,677	15
Pets At Home	10,132	45
Playtech	6,096	80
Polypipe	9,524	46
Prudential	2,803	65
Randgold Resources	850	57
Rathbone Brothers	828	29
Rio Tinto	2,079	75
Rio Tinto, ADR (USD)	90	3
Rolls-Royce	22,234	235
Rolls-Royce, Entitlement Shares (1)	2,061,091	3
Royal Bank of Scotland (1)	87,582	428
Royal Dutch Shell, B Shares	3,649	95
Royal Dutch Shell, B Shares, ADR (USD)	7,025	370
RSA Insurance Group	33,212	215
SABMiller (ZAR)	3,079	189
SABMiller	1,761	108
Serco Group (1)	19,505	28
Shaftesbury	1,702	25
Shire	1,507	114
Shire, ADR (USD)	414	94
Sky	19,521	329
Spirax Sarco Engineering	637	30
SSE	8,448	197
Standard Chartered	11,973	133
Standard Life	6,775	44
Ted Baker	1,403	65

Tesco (1)	19,062	54
Unilever	5,168	230
Vesuvius	6,023	33
Victrex	3,825	109
Vodafone, ADR (USD)	8,625	284
Volution	13,902	35
WANdisco (1)	3,666	7
Weir Group	198	3
William Hill	23,316	114
WPP	18,663	418
Xaar	2,950	23
Xchanging	18,950	49
YouGov	18,068	41
		9,517
Corporate Bonds 0.2%		
Abbey National Treasury Services, 1.375%, 3/13/17 (USD)	25,000	25
Abbey National Treasury Services, 2.35%, 9/10/19 (USD)	25,000	25
BP Capital Markets, 1.375%, 11/6/17 (USD)	20,000	20
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	23
Lloyds TSB Bank, 6.50%, 9/14/20 (USD) (2)	100,000	115
Rio Tinto Finance USA, 1.375%, 6/17/16 (USD)	25,000	25
Santander UK, 2.875%, 10/16/20 (USD)	30,000	30
		263
Total United Kingdom (Cost $10,116)		9,780
UNITED STATES 60.3%		
Common Stocks 24.9%		
AbbVie	57	3
ACADIA Pharmaceuticals (1)	735	26
Acadia Realty Trust, REIT	489	16
Acceleron Pharma (1)	296	9
AES	23,037	252

Aetna	3,361	386
Agilent Technologies	5,863	221
Air Products & Chemicals	92	13
Airgas	258	25
Akamai Technologies (1)	869	53
Alaska Air Group	294	22
Alcoa	3,190	28
Alexander & Baldwin	119	4
Alexandria Real Estate, REIT	81	7
Alexion Pharmaceuticals (1)	1,965	346
Alkermes (1)	308	22
Allergan (1)	2,585	797
Alnylam Pharmaceuticals (1)	417	36
Alphabet, Class A (1)	326	240
Alphabet, Class C (1)	1,125	800
Amazon.com (1)	2,267	1,419
American Airlines	20,101	929
American Campus Communities, REIT	622	25
American Electric Power	2,952	167
American Express	380	28
American Tower, REIT	1,813	185
Ameriprise Financial	2,316	267
AmerisourceBergen	355	34
Amgen	24	4
Anadarko Petroleum	131	9
Anthem	3,004	418
Aon	5	—
Apache	2,029	96
Apple	3,539	423
Ashland	1,970	216
Atmos Energy	370	23
Autodesk (1)	976	54
AutoZone (1)	78	61
AvalonBay Communities, REIT	457	80

Avery Dennison	70	5
Baker Hughes	90	5
Ball	173	12
Bank of America	9,931	167
Bank of New York Mellon	9,465	394
Baxalta	4,290	148
Becton, Dickinson & Company	1,172	167
Bemis	150	7
Biogen (1)	314	91
BioMarin Pharmaceutical (1)	167	20
Black Knight Financial Service, Class A (1)	847	31
BlackRock	495	174
Boeing	5,263	779
Borg-Warner	83	4
Boston Properties, REIT	364	46
Bristol-Myers Squibb	1,384	91
Bunge Limited	2,474	180
CA	8,031	223
Camden Property Trust, REIT	276	20
Cameron International (1)	220	15
Cardinal Health	741	61
CarMax (1)	1,667	98
Carnival	6,320	342
Carpenter Technology	220	7
Celanese, Series A	3,617	257
Celgene (1)	2,440	299
CenterPoint Energy	3,859	72
CF Industries	355	18
Chipotle Mexican Grill (1)	122	78
Cigna	1,779	238
Cimarex Energy	1,313	155
Citigroup	11,528	613
Clayton Williams Energy (1)	22	1
Coca-Cola Enterprises	2,574	132

Cognizant Technology Solutions (1)	298	20
Comcast, Class A	28	2
ConAgra	2,978	121
Concho Resources (1)	1,399	162
Constellation Brands, Class A	206	28
Continental Resources (1)	320	11
Corporate Office Properties Trust, REIT	260	6
Costco Wholesale	147	23
CVS Health	3,414	337
Danaher	6,331	591
DCT Industrial Trust, REIT	465	17
Delphi Automotive	131	11
Delta Air Lines	3,000	153
Demandware (1)	289	16
Diamondback Energy (1)	173	13
Digital Realty Trust, REIT	1,505	111
Discover Financial	2,588	145
Douglas Emmett, REIT	1,599	49
Dow Chemical	90	5
Dr Pepper Snapple	591	53
Dril-Quip (1)	150	9
DTE Energy	57	5
E*TRADE Financial (1)	2,721	78
EastGroup Properties, REIT	134	8
Ecolab	533	64
Edison International	1,627	98
EI du Pont de Nemours	2,283	145
Electronic Arts (1)	413	30
Eli Lilly	867	71
Entergy	705	48
EOG Resources	1,588	136
EQT	418	28
Equifax	474	51
Equity Residential, REIT	542	42

Essex Property Trust, REIT	237	52
Estee Lauder, Class A	220	18
Exelon	433	12
Expedia	21	3
Exxon Mobil Corporation	1,669	138
Facebook (1)	5,990	611
Federal Realty Investment Trust, REIT	395	57
FedEx	1,003	157
First Data, Class A (1)	535	8
FirstEnergy	11,761	367
Fiserv (1)	2,072	200
Flotek Industries (1)	290	5
Flowserve	493	23
FMC Technologies (1)	150	5
FNF	1,559	55
Freeport-McMoRan	1,427	17
Frontier Communications	11,333	58
GE	33,540	970
General Growth Properties, REIT	2,282	66
Genworth Financial, Class A (1)	14,015	66
Gilead Sciences	5,329	576
Gulfport Energy (1)	200	6
Halliburton	535	21
Hanesbrands	2,298	73
Harman International	284	31
HCA Holdings (1)	5,513	379
Healthcare Realty Trust, REIT	514	14
Helix Energy Solutions Group (1)	570	3
Henry Schein (1)	85	13
Hess	340	19
Highwoods Properties, REIT	338	15
Hilton Worldwide Holdings	6,548	164
Hologic (1)	238	9
Home Depot	884	109

Honeywell International	1,635	169
Host Hotels & Resorts, REIT	626	11
Humana	90	16
IAC/InterActiveCorp	226	15
IHS (1)	113	14
Illumina (1)	249	36
Incyte (1)	1,311	154
Ingredion	2,471	235
Insmed (1)	611	12
Intel	2,375	80
Intercept Pharmaceuticals (1)	120	19
Intercontinental Exchange	932	235
International Flavors & Fragrances	78	9
International Paper	2,486	106
Intuitive Surgical (1)	350	174
Isis Pharmaceuticals (1)	751	36
J.B. Hunt Transport Services	254	19
Johnson & Johnson	126	13
Johnson Controls	5,125	232
JPMorgan Chase	7,798	501
Juniper Networks	5,810	182
Kansas City Southern	564	47
Kate Spade (1)	1,548	28
Keurig Green Mountain	830	42
Keysight Technologies (1)	4,530	150
Kilroy Realty, REIT	397	26
Kimco Realty, REIT	1,242	33
Kosmos Energy (1)	730	5
L Brands	322	31
Las Vegas Sands	3,373	167
Lennar, Class A (6)	765	38
LinkedIn (1)	465	112
Lockheed Martin	28	6
Lowe's	5,207	384

Macerich Company, REIT	607	51
Mallinckrodt (1)	1,170	77
Marriott, Class A	384	29
Marsh & McLennan	6,874	383
Martin Marietta Materials	743	115
Masco	1,919	56
MasterCard, Class A	3,966	393
Matador Resources (1)	394	10
Mattel (6)	4,245	104
McKesson	1,648	295
Medtronic	4,849	358
MetLife	10,505	529
MGM Resorts International (1)	1,627	38
Micron Technology (1)	18,461	306
Microsoft	19,070	1,004
Minerals Technologies	120	7
Monsanto	386	36
Monster Beverage (1)	33	4
Morgan Stanley	17,230	568
MRC Global (1)	300	4
Murphy USA (1)	90	6
Mylan (1)	4,576	202
National Oilwell Varco	131	5
Netflix (1)	3,158	342
Neurocrine Biosciences (1)	181	9
Newfield Exploration (1)	100	4
NewMarket	11	4
Newpark Resources (1)	230	1
Nike, Class B	1,319	173
NiSource	695	13
Noble	230	3
Northern Trust	164	12
Norwegian Cruise Line Holdings (1)	978	62
Nucor	704	30

O'Reilly Automotive (1)	447	123
Occidental Petroleum	2,859	213
Oceaneering International	90	4
Ophthotech (1)	152	8
Pacira Pharmaceuticals (1)	487	24
Palo Alto Networks (1)	240	39
Pandora Media (1)	1,440	17
Patterson-UTI Energy	260	4
PDC Energy (1)	68	4
Pebblebrook Hotel Trust, REIT	266	9
Pentair	2,961	166
Perrigo	377	59
Pfizer	22,180	750
PG&E	5,394	288
Philip Morris International	4,682	414
Phillips 66	880	78
Pioneer Natural Resources	911	125
Plum Creek Timber, REIT	265	11
PNC Financial Services Group	20	2
PolyOne	70	2
Post Properties, REIT	39	2
PPG Industries	20	2
PPL	400	14
Praxair	88	10
Priceline (1)	452	657
Prologis, REIT	1,449	62
PS Business Parks, REIT	142	12
Public Storage, REIT	262	60
Pulte Group	271	5
PVH	21	2
Qualcomm	1,825	108
Range Resources (6)	206	6
Red Hat (1)	752	59
Regency Centers, REIT	836	57

Regeneron Pharmaceuticals (1)	634	353
Rite Aid (1)	16,713	132
RLJ Lodging Trust, REIT	280	7
Roper Technologies	973	181
Ross Stores	1,122	57
Royal Caribbean Cruises	549	54
RPC	500	6
RPM	493	23
Ryerson Holding (1)	181	1
salesforce.com (1)	2,666	207
Schlumberger	86	7
Schweitzer-Mauduit International	115	4
Seagate Technology (6)	687	26
Sensata Technologies Holding (1)	1,120	54
ServiceNow (1)	1,454	119
Sherwin-Williams	289	77
Simon Property Group, REIT	729	147
SL Green Realty, REIT	490	58
SM Energy	226	8
Snap-On	170	28
Southwestern Energy (1)	110	1
Spectra Energy	1,215	35
Splunk (1)	747	42
Starbucks	4,605	288
Starwood Hotels & Resorts Worldwide	78	6
State Street	2,750	190
Steel Dynamics	380	7
Stillwater Mining (1)	456	4
Stryker	400	38
Sunstone Hotel Investors, REIT	340	5
Synergy Resources (1)	300	3
T-Mobile US (1)	2,956	112
T2 Biosystems (1)	610	7
TASER International (1)	1,269	30

Taubman Centers, REIT	272	21
TD Ameritrade Holding	5,223	180
TE Connectivity	1,005	65
Terreno Realty, REIT	353	8
TESARO (1)	300	14
Tesco	250	2
Tesla Motors (1)	511	106
Tesoro Petroleum	20	2
Texas Instruments	4,150	235
Textron	428	18
Therapeutics MD (1)	200	1
Thermo Fisher Scientific	3,304	432
Time Warner	20	1
TripAdvisor (1)	970	81
TSC	753	70
Twenty-First Century Fox, Class A	3,375	104
Twitter (1)	2,724	78
Tyco International	4,445	162
Tyson Foods, Class A	7,884	350
Union Pacific	82	7
United Continental (1)	1,000	60
UnitedHealth Group	3,199	377
Urban Edge Properties, REIT	501	12
V. F.	84	6
Valero Energy	50	3
VeriSign (1)(6)	1,199	97
Verisk Analytics, Class A (1)	21	1
Vertex Pharmaceuticals (1)	1,827	228
Visa, Class A	8,026	623
Vornado Realty Trust, REIT	484	49
Vulcan Materials	257	25
Wabtec	541	45
Walgreens Boots Alliance	1,123	95
Walt Disney	1,863	212

Watts Water Technologies, Class A	110	6
Weingarten Realty Investors, REIT	461	16
WellCare Health Plans (1)	663	59
Wells Fargo	1,480	80
Westrock	268	14
Weyerhaeuser, REIT	6,075	178
WisdomTree Investments	757	15
Workday (1)	704	56
Worthington Industries	200	6
WPX Energy (1)	462	3
XCEL Energy	621	22
XL Group	8,396	320
Xylem	130	5
Yahoo! (1)	2,914	104
Zillow (1)	240	7
		38,645
Convertible Preferred Stock 0.0%		
Dropbox, Series C, Acquisition Date: 1/30/14, Cost $6 (1)(3)(4)	331	5
Southwestern Energy, Class B	30	1
WPX Energy	64	2
		8
Convertible Bonds 0.0%		
Forest City Enterprises, 4.25%, 8/15/18	3,000	4
		4
Corporate Bonds 4.2%		
21st Century Fox America, 4.50%, 2/15/21	20,000	22
21st Century Fox America, 4.95%, 10/15/45 (2)	70,000	72
21st Century Fox America, 5.65%, 8/15/20	20,000	23
AbbVie, 1.75%, 11/6/17	20,000	20
AbbVie, 4.50%, 5/14/35	30,000	29
Actavis Funding, 3.45%, 3/15/22	45,000	45
Actavis Funding, 4.55%, 3/15/35	15,000	14

Actavis Funding, 4.75%, 3/15/45	40,000	38
Aetna, 2.20%, 3/15/19	15,000	15
Agilent Technologies, 3.875%, 7/15/23	65,000	65
AHS Hospital, 5.024%, 7/1/45	20,000	20
Alcoa, 5.95%, 2/1/37	5,000	5
Altria Group, 4.75%, 5/5/21	20,000	22
Amazon.com, 3.30%, 12/5/21	65,000	68
American Airlines, 3.375%, 11/1/28	35,000	34
American Airlines, 3.70%, 4/1/28	32,964	33
American Campus Communities, 3.35%, 10/1/20	10,000	10
American Express, 5.50%, 9/12/16	15,000	16
American Express Credit, 2.125%, 7/27/18	25,000	25
American International Group, 2.30%, 7/16/19	15,000	15
Ameriprise Financial, 7.30%, 6/28/19	20,000	24
Amgen, 2.125%, 5/15/17	25,000	25
Anthem, 4.65%, 1/15/43	20,000	20
Appalachian Power, 4.45%, 6/1/45	40,000	39
Apple, 1.00%, 5/3/18	20,000	20
Apple, 3.20%, 5/13/25	75,000	76
Arrow Electronics, 3.00%, 3/1/18	20,000	20
Arrow Electronics, 4.00%, 4/1/25	10,000	10
AT&T, 1.40%, 12/1/17	25,000	25
AT&T, 2.95%, 5/15/16	15,000	15
AT&T, 3.00%, 6/30/22	25,000	25
Baltimore Gas & Electric, 3.35%, 7/1/23	25,000	25
Bank of America, 2.65%, 4/1/19	105,000	106
Bank of America, 4.125%, 1/22/24	75,000	78
Baxalta, 2.00%, 6/22/18 (2)	5,000	5
BB&T, 2.05%, 6/19/18	15,000	15
Berkshire Hathaway, 1.55%, 2/9/18	25,000	25
Berkshire Hathaway Energy, 5.15%, 11/15/43	25,000	27
Biogen, 3.625%, 9/15/22	90,000	92
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	9
Brixmor Operating Partnership, 3.875%, 8/15/22	25,000	25

Bunge Finance, 5.90%, 4/1/17	25,000	26
Burlington Northern Santa Fe, 3.05%, 9/1/22	65,000	65
California Resources, 5.50%, 9/15/21	4,000	3
California Resources, 6.00%, 11/15/24	2,000	1
Cameron International, 1.40%, 6/15/17	25,000	25
Caterpillar Financial Services, 0.70%, 11/6/15	20,000	20
Catholic Health Initiatives, 2.95%, 11/1/22	25,000	25
CC Holdings, 3.849%, 4/15/23	25,000	25
Celgene, 2.30%, 8/15/18	25,000	25
Celgene, 3.55%, 8/15/22	50,000	51
Charter Communications Operating, 4.464%, 7/23/22 (2)	50,000	51
Chevron, 2.427%, 6/24/20	25,000	25
Citigroup, 1.80%, 2/5/18	25,000	25
Citigroup, 2.15%, 7/30/18	75,000	75
Citigroup, 3.375%, 3/1/23	45,000	45
Citigroup, 4.45%, 9/29/27	70,000	70
CMS Energy, 4.875%, 3/1/44	25,000	26
CNA Financial, 3.95%, 5/15/24	5,000	5
CNA Financial, 5.875%, 8/15/20	25,000	28
Columbia Pipeline, 3.30%, 6/1/20 (2)	40,000	40
Cox Communications, 6.25%, 6/1/18 (2)	25,000	27
CVS Health, 3.50%, 7/20/22	40,000	41
Danaher, 2.40%, 9/15/20	40,000	40
DCP Midstream Operating, 3.875%, 3/15/23	25,000	21
DDR, 3.375%, 5/15/23	25,000	24
DDR, 4.25%, 2/1/26	65,000	65
Delphi, 4.15%, 3/15/24	15,000	15
Delta Airlines, ETC, 4.25%, 7/30/23	40,000	40
DIRECTV Holdings, 2.40%, 3/15/17	25,000	25
Discover Financial Servicers, 3.75%, 3/4/25	15,000	15
Dominion Resources, 2.50%, 12/1/19	20,000	20
Dow Chemical, 4.25%, 11/15/20	13,000	14
Duke Energy, 1.625%, 8/15/17	25,000	25
Duke Energy, 2.10%, 6/15/18	25,000	25

Eaton Vance, 3.625%, 6/15/23	15,000	15
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	26
Energy Transfer Partners, 5.20%, 2/1/22	20,000	20
EnLink Midstream Partners, 2.70%, 4/1/19	5,000	5
Enterprise Products Operations, 3.35%, 3/15/23	25,000	24
EQT Midstream Partners, 4.00%, 8/1/24	25,000	22
ERAC USA Finance, 2.75%, 3/15/17 (2)	20,000	20
ERAC USA Finance, 2.80%, 11/1/18 (2)	5,000	5
Eversource Energy, 1.60%, 1/15/18	5,000	5
Exelon Generation, 5.20%, 10/1/19	25,000	27
Exelon Generation, 6.25%, 10/1/39	15,000	16
Express Scripts, 3.125%, 5/15/16	20,000	20
Federal Realty Investment Trust, 2.55%, 1/15/21	60,000	60
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	67
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	65,000	67
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	20
Florida Gas Transmission, 4.35%, 7/15/25 (2)	15,000	15
Ford Motor, 4.75%, 1/15/43	90,000	89
GATX, 1.25%, 3/4/17	10,000	10
GATX, 2.60%, 3/30/20	5,000	5
GE Capital, 1.00%, 12/11/15	25,000	25
GE Capital, 1.625%, 4/2/18	50,000	50
GE Capital, 2.20%, 1/9/20	60,000	61
General Motors, 4.00%, 4/1/25	55,000	54
General Motors Financial, 3.10%, 1/15/19	45,000	45
General Motors Financial, 3.15%, 1/15/20	20,000	20
George Washington Univ., 4.30%, 9/15/44	15,000	14
Gilead Sciences, 3.25%, 9/1/22	20,000	20
Goldman Sachs, 2.625%, 1/31/19	45,000	46
Goldman Sachs, 3.625%, 2/7/16	25,000	25
Goldman Sachs, 4.25%, 10/21/25	45,000	45
Goldman Sachs, 5.15%, 5/22/45	15,000	15
Goldman Sachs, 6.75%, 10/1/37	10,000	12
Goldman Sachs, 7.50%, 2/15/19	20,000	23

Harris, 4.854%, 4/27/35	50,000	49
Harvard Univ., Presidents & Fellows, 3.619%, 10/1/37	25,000	24
Howard Hughes Medical Institute, 3.50%, 9/1/23	20,000	21
HP Enterprise, 2.45%, 10/5/17 (2)	50,000	50
Humana, 2.625%, 10/1/19	25,000	25
Hyatt Hotels, 3.375%, 7/15/23	30,000	28
Intercontinental Exchange, 2.50%, 10/15/18	5,000	5
International Paper, 5.00%, 9/15/35	35,000	35
International Paper, 5.25%, 4/1/16	25,000	25
Interpublic Group of Companies, 4.00%, 3/15/22	55,000	55
J.B. Hunt Transportation Services, 2.40%, 3/15/19	5,000	5
Jefferies Group, 3.875%, 11/9/15	25,000	25
John Deere Capital, 1.70%, 1/15/20	25,000	25
JPMorgan Chase, 1.625%, 5/15/18	20,000	20
JPMorgan Chase, 2.75%, 6/23/20	65,000	65
JPMorgan Chase, 3.375%, 5/1/23	90,000	88
Kansas City Southern Railway, VR, 4.30%, 5/15/43	25,000	23
Kentucky Utilities, 4.375%, 10/1/45	65,000	68
Keycorp, 2.90%, 9/15/20	40,000	40
Keysight Technologies, 3.30%, 10/30/19 (2)	25,000	25
Kilroy Realty, 4.25%, 8/15/29	25,000	25
Kilroy Realty, 4.375%, 10/1/25	15,000	15
Kimco Realty, 3.40%, 11/1/22	20,000	20
Kinder Morgan, 2.00%, 12/1/17	20,000	20
Kroger, 1.20%, 10/17/16	5,000	5
Liberty Mutual Insurance, 4.25%, 6/15/23 (2)	10,000	10
Liberty Mutual Insurance, 4.85%, 8/1/44 (2)	20,000	20
Marathon Oil, 0.90%, 11/1/15	25,000	25
Marsh & McLennan, 2.35%, 9/10/19	50,000	50
McKesson, 1.292%, 3/10/17	15,000	15
McKesson, 1.40%, 3/15/18	25,000	25
Mead Johnson Nutrition, 4.125%, 11/15/25	10,000	10
Medtronic, 2.50%, 3/15/20	40,000	41
Merrill Lynch, 6.875%, 4/25/18	25,000	28

Microsoft, 4.20%, 11/3/35	90,000	91
Morgan Stanley, 1.75%, 2/25/16	25,000	25
Morgan Stanley, 2.125%, 4/25/18	90,000	91
Morgan Stanley, 3.95%, 4/23/27	35,000	34
Morgan Stanley, 4.30%, 1/27/45	45,000	43
Nabors, 2.35%, 9/15/16	5,000	5
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
NBC Universal, 5.15%, 4/30/20	40,000	45
Newell Rubbermaid, 3.90%, 11/1/25	20,000	20
Northern Trust, 3.95%, 10/30/25	25,000	26
O'Reilly Automotive, 3.80%, 9/1/22	25,000	26
Omnicom Group, 3.65%, 11/1/24	50,000	50
Oracle, 2.25%, 10/8/19	25,000	25
Oracle, 2.95%, 5/15/25	40,000	39
Packaging Corporation of America, 3.65%, 9/15/24	15,000	15
Penske Truck Leasing, 2.50%, 6/15/19 (2)	20,000	20
Penske Truck Leasing, 3.20%, 7/15/20 (2)	65,000	65
PepsiCo, 3.10%, 7/17/22	45,000	46
Plains All American Pipeline, 3.60%, 11/1/24	45,000	42
PNC Funding, 3.30%, 3/8/22	20,000	21
Priceline Group, 3.65%, 3/15/25	30,000	30
Principal Financial Group, 3.30%, 9/15/22	25,000	25
Principal Financial Group, 3.40%, 5/15/25	35,000	34
Providence Health & Services, 4.379%, 10/1/23	25,000	27
Prudential Financial, 3.00%, 5/12/16	25,000	25
PSEG Power, 2.75%, 9/15/16	25,000	25
QVC, 4.85%, 4/1/24	20,000	20
Regency Centers, 5.875%, 6/15/17	25,000	27
Reinsurance Group of America, 5.00%, 6/1/21	20,000	22
Republic Services, 5.50%, 9/15/19	25,000	28
Reynolds American, 2.30%, 6/12/18	20,000	20
Roper Industries, 2.05%, 10/1/18	5,000	5
SBA Tower Trust, 2.898%, 10/15/44 (2)	25,000	25
SESI, 6.375%, 5/1/19	40,000	39

Simon Property Group, 3.375%, 10/1/24	45,000	45
SM Energy, 6.125%, 11/15/22	5,000	5
Southern Company, 2.45%, 9/1/18	25,000	25
Southwest Airlines, 5.75%, 12/15/16	25,000	26
Southwestern Energy, 3.30%, 1/23/18	5,000	5
Spectra Energy Partners, 4.75%, 3/15/24	20,000	21
State Street, 2.55%, 8/18/20	65,000	66
State Street, 3.10%, 5/15/23	25,000	25
Thermo Fisher Scientific, 2.40%, 2/1/19	90,000	91
Time Warner Cable, 4.00%, 9/1/21	10,000	10
Time Warner Cable, 5.00%, 2/1/20	10,000	11
Time Warner Cable, 6.55%, 5/1/37	17,000	17
Time Warner Cable, 6.75%, 7/1/18	10,000	11
Time Warner Cable, 6.75%, 6/15/39	13,000	13
Time Warner Cable, 8.75%, 2/14/19	10,000	12
Toyota Motor Credit, 1.45%, 1/12/18	20,000	20
Toyota Motor Credit, 2.05%, 1/12/17	25,000	25
Trinity Health Credit Group, 4.125%, 12/1/45	25,000	24
Tyson Foods, 4.50%, 6/15/22	50,000	53
U.S. Bancorp, 3.442%, 2/1/16	20,000	20
Union Pacific, 2.25%, 2/15/19	25,000	25
Union Pacific, 4.75%, 9/15/41	10,000	11
United Airlines Pass-Through Trust, ETC 3.75%, 3/3/28	5,000	5
United Airlines Pass-Through Trust, ETC 4.75%, 10/11/23	4,760	5
UnitedHealth Group, 3.75%, 7/15/25	40,000	42
Valspar, 3.95%, 1/15/26	35,000	35
Ventas Realty, 3.25%, 8/15/22	20,000	20
Verizon Communications, 2.625%, 2/21/20	121,000	122
Verizon Communications, 5.15%, 9/15/23	25,000	28
Verizon Communications, 6.40%, 9/15/33	35,000	41
Viacom, 2.20%, 4/1/19	25,000	25
Walgreens Boots Alliance, 1.75%, 11/17/17	10,000	10
Wells Fargo, 3.50%, 3/8/22	45,000	47
Western Gas Partners, 4.00%, 7/1/22	20,000	19

Western Gas Partners, 5.45%, 4/1/44	25,000	23
Whirlpool, 1.65%, 11/1/17	10,000	10
Whiting Petroleum, 5.75%, 3/15/21	2,000	2
Williams Partners, 4.125%, 11/15/20	25,000	25
Xerox, 2.75%, 9/1/20	30,000	28
Xerox, 2.95%, 3/15/17	25,000	25
		6,517
Asset-Backed Securities 0.6%		
Ally Auto Receivables Trust, Series 2015-1, Class A4 1.75%, 5/15/20	25,000	25
AmeriCredit Automobile Receivables Trust, Series 2013-2 Class B, 1.19%, 5/8/18	20,000	20
AmeriCredit Automobile Receivables Trust, Series 2013-3 Class A3, 0.92%, 4/9/18	11,209	11
Ascentium Equipment Receivables, Series 2015-1A, Class A3 1.61%, 10/13/20 (2)	14,000	14
Ascentium Equipment Receivables, Series 2015-2A, Class A3 1.93%, 3/11/19 (2)	100,000	100
Capital Auto Receivables Asset Trust, Series 2015-3, Class A2 1.72%, 1/22/19	15,000	15
Capital Auto Receivables Asset Trust, Series 2015-4, Class A4 2.01%, 7/20/20	20,000	20
CarMax Auto Owner Trust, Series 2013-1, Class A4 0.89%, 8/17/18	20,000	20
CarMax Auto Owner Trust, Series 2015-4, Class A3 1.56%, 11/16/20	100,000	100
CNH Equipment Trust, Series 2013-C, Class A3, 1.02%, 8/15/18	18,944	19
DB Master Finance, Series 2015-1A, Class A2II 3.98%, 2/20/45 (2)	49,750	50
Ford Credit Auto Owner Trust, Series 2013-C, Class A4 1.25%, 10/15/18	10,000	10
GE Equipment Transportation, Series 2015-1, Class A3 1.28%, 2/25/19	7,000	7
John Deere Owner Trust, Series 2014-B, Class A3 1.07%, 11/15/18	45,000	45
Nissan Auto Receivables Owner Trust, Series 2013-B, Class A3 0.84%, 11/15/17	13,760	14

Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4 1.79%, 1/17/22	25,000	25
Sierra Receivables Funding, Series 2014-2A, Class A 2.05%, 6/20/31 (2)	49,986	50
Sierra Receivables Funding, Series 2015-3A, Class A 2.58%, 9/20/32 (2)	100,000	100
SMB Private Education Loan Trust, Series 2015-A, Class A2A 2.49%, 6/15/27 (2)	100,000	98
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60%, 4/15/21	100,000	100
Wendy's Funding, Series 2015-1A, Class A2II 4.08%, 6/15/45 (2)	100,000	101
		944
Non-U.S. Government Mortgage-Backed Securities 1.0%		
Bank of America Commercial Mortgage, Series 2006-3 Class AM, ARM, 5.845%, 7/10/44	40,000	41
Bank of America Commercial Mortgage, Series 2007-4 Class A4, ARM, 5.742%, 2/10/51	27,794	29
Bank of America Commercial Mortgage, Series 2007-4 Class AM, ARM, 5.809%, 2/10/51	25,000	27
Citigroup Commercial Mortgage Trust, Series 2014-GC19 Class A1, 1.199%, 3/10/47	22,489	22
Citigroup Commercial Mortgage Trust, Series 2015-GC33 Class A4, 3.778%, 9/10/58	25,000	26
Commercial Mortgage PTC, Series 2014-CR20, Class A1 1.324%, 11/10/47	8,477	8
Commercial Mortgage PTC, Series 2014-LC15, Class B, ARM 4.599%, 4/10/47	45,000	48
Commercial Mortgage PTC, Series 2014-UBS2, Class A1 1.298%, 3/10/47	23,391	23
Commercial Mortgage PTC, Series 2014-UBS5, Class A1 1.373%, 9/10/47	16,354	16
Commercial Mortgage PTC, Series 2015-CR24, Class A5 3.696%, 8/10/55	40,000	42
Commercial Mortgage PTC, Series 2015-LC21, Class A4 3.708%, 7/10/48	60,000	62
Connecticut Avenue Securities, Series 2015-C01, Class 1M1 CMO, ARM, 1.697%, 2/25/25	5,403	5

Connecticut Avenue Securities, Series 2015-C01, Class 2M1 CMO, ARM, 1.697%, 2/25/25	3,661	4
Connecticut Avenue Securities, Series 2015-C03, Class 1M1 CMO, ARM, 1.697%, 7/25/25	24,573	25
Connecticut Avenue Securities, Series 2015-C03, Class 2M1 CMO, ARM, 1.697%, 7/25/25	54,260	54
FREMF Mortgage Trust, Series 2014-K41, Class B, ARM 3.83%, 11/25/47 (2)	30,000	28
FREMF Mortgage Trust, Series 2015-K43, Class B, ARM 3.735%, 2/25/48 (2)	25,000	25
FREMF Mortgage Trust, Series 2015-K45, Class B, ARM 2.307%, 4/25/48 (2)	15,000	14
FREMF Mortgage Trust, Series 2015-K47, Class B, ARM 3.60%, 6/25/48 (2)	96,000	86
FREMF Mortgage Trust, Series 2015-K48, Class B, ARM 3.635%, 6/25/25 (2)	60,000	55
FREMF Mortgage Trust, Series 2015-K49, Class B, ARM 3.848%, 8/25/25 (2)	10,000	10
FREMF Mortgage Trust, Series 2015-K718, Class B, ARM 3.548%, 2/25/22 (2)	30,000	29
FREMF Mortgage Trust, Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (2)	100,000	89
Goldman Sachs Mortgage Securities Trust, Series 2014-GC24 Class A1, 1.509%, 9/10/47	37,285	37
Goldman Sachs Mortgage Securities Trust, Series 2015-GC32 Class A4, 3.764%, 7/10/48	25,000	26
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C22, Class A1, 1.451%, 9/15/47	8,283	8
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C23, Class A1, 1.65%, 9/15/47	21,668	22
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5, 3.822%, 7/15/48	65,000	68
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3, 3.801%, 8/15/48	50,000	52
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB20, Class A4, ARM, 5.794%, 2/12/51	17,944	19
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	20

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class A1, 1.686%, 10/15/47	22,071	22
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	35,000	36
Towd Point Mortgage Trust, Series 2015-5, Class A1B, CMO ARM, 2.75%, 5/25/55 (2)	145,000	145
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 Class A4, 3.664%, 9/15/58	41,000	42
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 Class A4, 3.695%, 11/15/48	100,000	103
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2 Class A5, 3.767%, 7/15/58	75,000	78
WF-RBS Commercial Mortgage Trust, Series 2013-C15, Class A1 1.264%, 8/15/46	3,219	3
WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A1 1.406%, 9/15/46	6,234	6
WF-RBS Commercial Mortgage Trust, Series 2013-C17, Class A1 1.154%, 12/15/46	6,522	7
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A1 1.233%, 3/15/47	18,330	18
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A1 1.479%, 9/15/57	8,393	8
		1,509
U.S. Government & Agency Mortgage-Backed Securities 0.1% (7)		
Federal Home Loan Mortgage, 1.671%, 9/25/19	47,964	49
Federal Home Loan Mortgage, 2.413%, 1/25/21	9,119	9
Federal Home Loan Mortgage, 2.777%, 4/25/23	23,227	24
		82
U.S. Government Agency Obligation (Excluding Mortgage-Backed) 7.3%		
Federal Home Loan Mortgage, 0.75%, 1/12/18	50,000	50
Federal National Mortgage Assn., 0.875%, 10/26/17	140,000	140
U.S. Treasury Bonds, 2.50%, 2/15/45	95,000	87

U.S. Treasury Bonds, 2.875%, 8/15/45	135,000	134
U.S. Treasury Bonds, 3.00%, 11/15/44	395,000	400
U.S. Treasury Bonds, 3.00%, 5/15/45	370,000	375
U.S. Treasury Bonds, 3.125%, 11/15/41	917,000	962
U.S. Treasury Bonds, 3.125%, 2/15/43	20,000	21
U.S. Treasury Bonds, 3.125%, 8/15/44	375,000	390
U.S. Treasury Bonds, 3.50%, 2/15/39	105,000	118
U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	223
U.S. Treasury Bonds, 3.875%, 8/15/40	215,000	255
U.S. Treasury Bonds, 4.50%, 2/15/36	205,000	267
U.S. Treasury Bonds, 4.50%, 5/15/38	225,000	293
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	36,919	33
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	50,609	45
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	42,953	45
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	36,027	40
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	33,083	40
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	127,667	154
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	180,654	179
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/17	396,669	396
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	699,601	700
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	264,368	264
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	122,136	121
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	264,300	258
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	296,121	284
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	191,199	184
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23	81,936	81
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	150,762	147
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	485,217	485
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	217,489	228
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	165,797	172
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18	301,610	312
U.S. Treasury Inflation-Indexed Notes, 2.125%, 1/15/19	277,538	296
U.S. Treasury Notes, 1.00%, 9/15/18	6,000	6
U.S. Treasury Notes, 1.125%, 4/30/20	320,000	315

U.S. Treasury Notes, 1.375%, 2/29/20	700,000	699
U.S. Treasury Notes, 1.50%, 5/31/19	335,000	338
U.S. Treasury Notes, 1.75%, 9/30/19	420,000	427
U.S. Treasury Notes, 1.75%, 10/31/20	170,000	171
U.S. Treasury Notes, 2.00%, 8/15/25	255,000	252
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
U.S. Treasury Notes, 2.125%, 5/15/25	50,000	50
U.S. Treasury Notes, 2.25%, 11/15/24	710,000	718
U.S. Treasury Notes, 2.50%, 8/15/23	5,000	5
U.S. Treasury Notes, 2.75%, 2/15/19	50,000	53
U.S. Treasury Notes, 3.125%, 5/15/19	125,000	133
		11,356
Municipal Securities 0.2%		
Denver School Dist. No. 1, Public Schools, Series B, GO, COP 4.242%, 12/15/37	15,000	15
Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39	15,000	18
Florida State Board of Admin. Fin., Hurricane Catastrophe Fund Series A, 2.107%, 7/1/18	20,000	20
JobsOhio Beverage System, Liquid Profits, Series B 3.985%, 1/1/29	15,000	16
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	15,000	21
Maryland HHEFA, Univ. of Maryland Medical, Series B 4.665%, 7/1/36	20,000	20
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	15,000	18
Philadelphia Auth. for Industrial Dev., GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	20,000	21
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	18
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	25,000	27
Virginia Commonwealth Univ. Health System Auth., Series A 4.956%, 1/1/44	25,000	28
		227

SECURITIES LENDING COLLATERAL 0.1%

Investments in a Pooled Account through Securities Lending Program with State Street Bank 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Reserve Fund, 0.08% (8)(10)	15,504	155
Total Securities Lending Collateral (Cost $155)		155
Total Investments in Securities		
98.7% of Net Assets (Cost $149,467)		**$ 153,237**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,774 and represents 1.1% of net assets.

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $36 and represents 0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) All or a portion of this security is pledged to cover written call options at October 31, 2015.

(6) All or a portion of this security is on loan at October 31, 2015 -- total value of such securities at period-end amounts to $152. See Note 4.

(7) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(8) Affiliated Company

(9) SEC 30-day yield

(10) Seven-day yield

(11) Shares/Par amount represents the total number of shares or total contract value of the securities underlying the options. See Note 3.

ADR American Depository Receipts

ARM Adjustable Rate Mortgage

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
JPMorgan Chase	11/3/15	CHF	1,005	USD	1,020	$ (3)
JPMorgan Chase	11/3/15	DKK	1,312	USD	194	(1)
JPMorgan Chase	11/3/15	EUR	2,918	USD	3,223	(14)
JPMorgan Chase	11/3/15	GBP	1,420	USD	2,193	(4)
JPMorgan Chase	11/3/15	HKD	2,517	USD	325	—
JPMorgan Chase	11/3/15	ILS	271	USD	70	—
JPMorgan Chase	11/3/15	NOK	524	USD	62	—
JPMorgan Chase	11/3/15	NZD	24	USD	16	—
JPMorgan Chase	11/3/15	SEK	2,641	USD	311	(2)
JPMorgan Chase	11/3/15	SGD	192	USD	137	—
JPMorgan Chase	11/3/15	USD	1,031	CHF	1,005	14
JPMorgan Chase	11/3/15	USD	197	DKK	1,312	3
JPMorgan Chase	11/3/15	USD	3,262	EUR	2,918	53
JPMorgan Chase	11/3/15	USD	58	GBP	37	—
JPMorgan Chase	11/3/15	USD	2,094	GBP	1,382	(37)
JPMorgan Chase	11/3/15	USD	325	HKD	2,517	—
JPMorgan Chase	11/3/15	USD	4	ILS	14	—
JPMorgan Chase	11/3/15	USD	65	ILS	257	(1)
JPMorgan Chase	11/3/15	USD	3	NOK	28	—
JPMorgan Chase	11/3/15	USD	58	NOK	496	—
JPMorgan Chase	11/3/15	USD	—	NZD	1	—
JPMorgan Chase	11/3/15	USD	15	NZD	23	(1)
JPMorgan Chase	11/3/15	USD	316	SEK	2,641	6
JPMorgan Chase	11/3/15	USD	4	SGD	5	—
JPMorgan Chase	11/3/15	USD	131	SGD	187	(2)
JPMorgan Chase	11/4/15	AUD	972	USD	694	(1)
JPMorgan Chase	11/4/15	JPY	285,506	USD	2,366	—
JPMorgan Chase	11/4/15	USD	37	AUD	51	—
JPMorgan Chase	11/4/15	USD	646	AUD	921	(11)
JPMorgan Chase	11/4/15	USD	2,385	JPY	285,506	19
JPMorgan Chase	12/2/15	USD	750	AUD	1,052	1
JPMorgan Chase	12/2/15	USD	1,106	CHF	1,089	3
JPMorgan Chase	12/2/15	USD	201	DKK	1,357	1
JPMorgan Chase	12/2/15	USD	3,628	EUR	3,283	16
JPMorgan Chase	12/2/15	USD	2,383	GBP	1,543	5
JPMorgan Chase	12/2/15	USD	361	HKD	2,801	—
JPMorgan Chase	12/2/15	USD	74	ILS	286	—
JPMorgan Chase	12/2/15	USD	2,686	JPY	324,012	—
JPMorgan Chase	12/2/15	USD	67	NOK	569	—
JPMorgan Chase	12/2/15	USD	18	NZD	26	—
JPMorgan Chase	12/2/15	USD	337	SEK	2,860	2
JPMorgan Chase	12/2/15	USD	149	SGD	208	—
Net unrealized gain (loss) on open forward currency exchange contracts						$ 46

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $149,467)	$ 153,237
Receivable for investment securities sold	859
Receivable for shares sold	561
Cash deposits on futures contracts	405
Interest and dividends receivable	247
Unrealized gain on forward currency exchange contracts	123
Foreign currency (cost $63)	63
Cash	2
Other assets	2,323
Total assets	157,820
Liabilities	
Payable for investment securities purchased	899
Payable for shares redeemed	234
Obligation to return securities lending collateral	155
Written options (premiums $144)	135
Investment management fees payable	78
Unrealized loss on forward currency exchange contracts	77
Variation margin payable on futures contracts	23
Due to affiliates	10
Other liabilities	954
Total liabilities	2,565
NET ASSETS	$ 155,255
Net Assets Consist of:	
Undistributed net investment income	$ 1,074
Accumulated undistributed net realized loss	(1,760)
Net unrealized gain	3,940
Paid-in capital applicable to 14,316,673 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	152,001
NET ASSETS	$ 155,255

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/15	10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,227	$ 823
Net realized gain (loss)	(819)	934
Change in net unrealized gain / loss	(1,066)	2,259
Increase (decrease) in net assets from operations	(658)	4,016
Distributions to shareholders		
Net investment income		
Investor Class	(796)	(310)
Advisor Class	(26)	(5)
Net realized gain		
Investor Class	(1,449)	(52)
Advisor Class	(47)	(1)
Decrease in net assets from distributions	(2,318)	(368)
Capital share transactions*		
Shares sold		
Investor Class	95,841	32,804
Advisor Class	2,432	1,647
Distributions reinvested		
Investor Class	1,426	180
Advisor Class	65	5
Shares redeemed		
Investor Class	(22,268)	(9,795)
Advisor Class	(336)	(149)
Increase in net assets from capital share transactions	77,160	24,692
Net Assets		
Increase during period	74,184	28,340
Beginning of period	81,071	52,731
End of period	**$ 155,255**	**$ 81,071**
Undistributed net investment income	1,074	668

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Allocation Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has two classes of shares: the Global Allocation Fund original share class, referred to in this report as the Investor Class, offered since May 28, 2013, and the Global Allocation Fund–Advisor Class (Advisor Class), offered since May 28, 2013. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2015:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 7,989	$ —	$ —	$ 7,989
Australia	—	1,928	—	1,928
Austria	—	79	—	79
Belgium	—	327	—	327
Brazil	69	898	—	967
Canada	501	1,419	—	1,920
Chile	25	66	—	91
China	1,507	2,541	9	4,057
Colombia	33	26	—	59
Denmark	—	624	—	624
Egypt	—	53	—	53
Finland	—	45	—	45
France	—	2,711	—	2,711
Germany	—	2,330	—	2,330
Hong Kong	—	1,927	—	1,927
India	982	243	—	1,225
Indonesia	—	369	—	369
Ireland	101	194	—	295
Israel	198	18	—	216
Italy	2	771	—	773
Japan	—	7,783	—	7,783
Luxembourg	1	1	—	2
Malaysia	—	102	—	102
Mexico	160	425	—	585

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2015, totaled $431,000 for the year ended October 31, 2015.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2015, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of October 31, 2015, cash of $405,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 7% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 5% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended October 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 4% and 5% of net assets. Transactions in written options and related premiums received during the year ended October 31, 2015, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2015, the value of loaned securities was $152,000; the value of cash collateral and related investments was $155,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy private investment company, to gain exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds. Blackstone Partners and its underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and its underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners and certain of its underlying funds are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2015, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $92,821,000 and $26,087,000, respectively, for the year ended October 31, 2015. Purchases and sales of U.S. government securities aggregated $14,436,000 and $8,820,000, respectively, for the year ended October 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended October 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized for tax purposes as follows:

At October 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $166,000 of expenses were waived/paid by Price Associates during the year ended October 31, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $735,000 remain subject to repayment by the fund at October 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2015, expenses incurred pursuant to these service agreements were $172,000 for Price Associates; $54,000 for T. Rowe Price Services, Inc.; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended October 31, 2015, are as follows:

As of October 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 17% of the fund’s net assets.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $500 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the greater of (a) the Federal Funds rate or (b) the one-month LIBOR. A commitment fee, equal to 0.08% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets; it is accrued daily and paid quarterly. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. At October 31, 2015, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $500,000,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Global
Allocation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Allocation Fund, Inc. (hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 10/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,196,000 from short-term capital gains,

●	$299,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $1,201,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $419,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2013	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[179]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2013	present); Director and Advisory Board Member, Deutsche Bank
[179]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2013
[179)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[179]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[179]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2013	Eli Lilly and Company (1987 to present); Director, Simon Property
[179]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[179]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[179]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2013	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[179]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2013
[179]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2013	Chairman of the Board, Director, and President, T. Rowe Price
[179]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[125]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Allocation Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Portfolio
Manager, Senior Trader, and Analyst, Fannie
Mae (to 2010)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Robert L. Harlow, CAIA, CFA (1986)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price and T. Rowe Price
Treasurer and Vice President	Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Robert A. Panariello (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Toby M. Thompson, CAIA, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,366,000 and $2,159,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2015